                                          OPPENHEIMER Trinity Value Fund
                                     Supplement dated February 1, 2002 to the
                                        Prospectus dated November 28, 2001

The  Prospectus is changed by adding the following in the "About Your Account - How to Buy Shares"  section  before the sub-section entitled "How Can You Buy Class A Shares?" on Page 15:

         In  addition  to paying the dealer the regular  sales  concessions  for sales of Class A, Class B and Class C shares  described in the Prospectus,  the Distributor  will pay a special  concession to A.G.  Edwards & Sons,  Inc.  ("AGE") on purchase  orders for shares of the Fund submitted from
         February 1, 2002,  through April 15, 2002 (the  concession  period),  for  Individual  Retirement
         Accounts  for which AGE is the dealer of record,  including  OppenheimerFunds-sponsored  IRAs and
         AGE  prototype  IRAs.  The  concession  applies  to  qualifying  purchases  of shares  during the concession  period to establish new IRAs as well as to make additional  contributions to existing
         IRAs.  The  special  concession  does not apply to  purchases  intended  but not yet made under a
         Letter of Intent or to  purchases  made with the  proceeds of a  redemption  or exchange  from an account(s)  in  one  or  more  of  the  Oppenheimer  funds.  During  the  concession  period  the
         Distributor  will reallow to AGE the full  commission on  qualifying  purchases of Class A shares and will advance to AGE from the  Distributor's  own resources an additional  0.50% on qualifying sales of Class B shares and 0.25% on qualifying sales of Class C shares.

February 1, 2002                                                                                PS0381.013